First Chester County Corporation
                    SELECTED FINANCIAL DATA (unaudited)
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

(Dollars in thousands, except per share data)


SELECTED FINANCIAL DATA                            JUNE 30,              DECEMBER 31,
                                                     2003            2002            2002
                                                 -----------    -----------     -----------

Total assets                                     $   664,839    $   597,362     $   640,010
Gross loans and leases                               462,438        439,625         447,682
Allowance for loans & lease losses                     6,156          6,561           6,230
Total investment securities                          123,666         95,305         128,375
Deposits                                             572,611        527,337         558,738
Shareholders Equity                                   50,822         46,218          48,612
Average assets                                       647,806        591,860         603,676
Average equity                                        50,722         45,604          46,537
Non-accrual loans                                      3,883          2,771           5,216

Financial Management Services
  Assets under management & custody*                 515,657        491,384         531,756
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

STATEMENT OF INCOME                               THREE MONTHS ENDED JUNE 30,     SIX MONTHS ENDED JUNE 30,
                                                     2003           2002            2003              2002
                                                 -----------    -----------     -----------       -----------
Interest Income                                  $     8,239    $     9,341     $    16,562       $    18,836
Interest Expense                                       1,818          2,772           3,759             5,711
                                                      ------         ------          ------            ------

     Net Interest Income                               6,421          6,569          12,803            13,125

Provision for loan losses                                373            310             767               780
                                                      ------          -----          ------            ------

Net interest income after
  provision for loan losses                            6,048          6,259          12,036            12,345

     Financial Management Services revenue               870            757           1,652             1,562
     Service charges on deposit accounts                 512            437           1,045               869
     Investment securities gains, net                    200            121             259               121
     Operating lease rental income                       196            189             447               369
     Gains and fees on the sale of
       residential mortgages                             394             72             804               190
     Gains on the sale of credit card portfolio            -              -             306                 -
     Other                                               524            483           1,051             1,134
                                                        ----           ----          ------             -----

     Non-interest income                               2,696          2,059           5,564             4,245
                                                      ------         ------           ------            -----

     Salaries and employee benefits                    3,823          3,527           7,501             6,875
     Occupancy, equipment, and data processing         1,368          1,239           2,711             2,443
     Depreciation expense on operating leases            167            117             338               318
     FDIC deposit insurance                               22             21              44                43
     Bank shares tax                                     122            126             230               228
     Professional services                               253            455             510               665
     Other                                             1,057          1,041           2,117             2,046
                                                      ------         ------          ------             -----

     Non-interest expense                              6,812          6,526          13,451            12,618
                                                      ------         ------          ------            ------

     Income before taxes                               1,932          1,792           4,149             3,972
                                                      ------         ------          ------            ------

Income Taxes                                             582            509           1,246             1,150
                                                      ------         ------          ------            ------

Net Income                                       $     1,350    $     1,283     $     2,903       $     2,822
                                                =============  =============    ===========       ===========


PER SHARE DATA

Net Income Per Share (Basic)                     $      0.30    $      0.29     $      0.65       $      0.64
Net Income Per Share (Diluted)                   $      0.30    $      0.29     $      0.64       $      0.63
Cash Divided Declared                            $     0.135    $     0.130     $     0.270       $     0.260
Book Value                                       $     11.37    $     10.45     $     11.37       $     10.45
Average bid/ask                                  $     18.95    $     15.50     $     18.95       $     15.50
Actual shares outstanding                          4,468,748      4,424,626       4,468,748         4,424,626
Basic weighted average shares outstanding          4,459,286      4,422,323       4,448,684         4,422,950

* These assets are managed by the Financial Management Services Division of the Bank and are not assets of the Bank or the Corporation.

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